[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) CAPITAL
                         OPPORTUNITIES FUND

                         SEMIANNUAL REPORT o MAY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW
       EACH SECURITY AND EACH COMPANY PERSONALLY.


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

      Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization -weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
      Maura A. Shaughnessy

For the six months ended May 31, 2000, the fund's Class A shares provided a total return of 16.79%, Class B shares 16.36%, Class C shares 16.33%, and Class I shares 16.93%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average multicap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.43%. The fund's results also compare to a 2.88% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST SIX MONTHS?

A. The market has been extremely volatile, driven mainly by interest-rate concerns. Technology and telecommunications stocks led the market between November and March, as interest rates climbed and investors abandoned stocks in more economically sensitive sectors. Valuations in the technology and telecommunications sectors reached what seemed like ridiculously high levels, especially given that many companies showed no sign of being profitable anytime soon. We felt investors finally got nervous and started selling technology and telecom names, leading to volatility in the S&P 500 through much of the spring. We think this shift caused some liquidity problems in the market -- especially among small- and mid-cap names. As technology stocks slid, safe-haven sectors like drugs, utilities, and food benefited. In May, we finally started seeing data that suggested the economy was slowing. This led to speculation that the Federal Reserve Board (the
    Fed) might be nearly done raising interest rates, and investors began moving back into technology stocks.

Q.  HOW DID THE FUND MANAGE TO DO SO WELL IN THIS VOLATILE ENVIRONMENT?

A. We stuck to our disciplined investment strategy, buying stocks with strong earnings growth that were selling at reasonable prices and selling them when we felt they were fully valued. We tried not to get caught up in the herd instinct known as momentum buying. Instead, we took advantage of stock price weakness to buy names that we liked. A good example is Corning, a position we started adding to back in January. We believe this is a company that is mostly known for its plasticware, when in fact it's the leading manufacturer worldwide of the fiber used in the fiber-optic networks being built for high-speed data and Internet transmission. Its stock price bounced around a lot during the technology debacle. But earnings accelerated during the spring and more investors began to understand the importance of Corning's fiber business. By the end of May, the stock had more than doubled from its November 30 price. Several other large investments also did quite well, including Mannesmann, a German wireless and wireline company that was bought out at a nice premium by Vodafone AirTouch PLC, a leading international mobile telecom provider.

Q. DID YOU MAKE ANY MAJOR CHANGES TO YOUR TELECOMMUNICATIONS AND TECHNOLOGY HOLDINGS WHEN THEIR PRICES DECLINED THIS PAST SPRING?

A. We maintained a sizable stake in both sectors but used the volatility to change our holdings. We sold positions whose quality we were concerned about and trimmed stocks that had held up well, including Telecom Italia Mobile, one of Italy's leading cellular companies, and big, well-known names such as Oracle and Cisco. We used the proceeds to buy stocks like Vodafone that we liked but hadn't had big positions in because they had been too expensive. We also bought some lesser-known names at what we thought were attractive prices. Among them were ADC Telecom, a networking stock; Telesystem International Wireless, a small cellular company with investments in Eastern Europe, Brazil, and Asia; and Cabletron Systems, a mid-size company involved in both networking and high-end consulting. We kept stocks like Nortel Networks -- a Canadian leader in the optical business -- that we thought had strong earnings growth prospects not fully reflected in their stock prices.

Q.  HOW DID THE FUND'S ENERGY INVESTMENTS FARE?

A. Quite well. We had more than doubled our energy stake late last year on the expectation that oil prices were bottoming. Our biggest increase was in the oil services area, in companies that supply services and equipment for drilling rigs and oil wells. One of our largest investments was Baker Hughes, which was the cheapest stock in its group last fall due mainly to management problems. The stock has since rebounded nicely, thanks to both restructuring and the rally in oil prices this past winter. We also added to exploration and production stocks like Noble Drilling, as well as to natural gas pipeline stocks like Enron, Coastal, and Dynegy -- all of which did quite well during the period.

Q.  WHICH STOCKS WERE DISAPPOINTMENTS?

A. UnitedGlobalCom (Ucoma) and its 50%-owned European subsidiary, United Pan-Europe Communications (UPC), were disappointments. UPC is involved in buying cable companies in Europe, while Ucoma is doing the same thing in Latin America, Asia, and Australia. Both companies needed financing to execute their strategies. Investors became nervous this spring that the capital markets would shut down for companies like these and sold the stocks. We added to our stakes in both companies when we believed their stock prices were near their lows and have since seen them start to rise. Motorola, a top holding, was also a disappointment as concerns mounted about its cellular handset business.

Q.  WHERE HAVE YOU FOUND BUYING OPPORTUNITIES?

A. We have continued to find some good values overseas, including Samsung Electronics, a South Korean supplier of cellular handsets and memory chips, and NTL, a company that -- like Ucoma and UPC -- is involved in acquiring cable firms. We also bought some telecommunications stocks -- including Nextlink and Allegiance Telecom -- when their stock prices nosedived this spring. In the winter, when drug stocks tumbled on worries about changes in Medicare reimbursement policies, we added shares of Pharmacia, Warner-Lambert, and Bristol-Myers Squibb. Another area in which we did some selective buying was financial services, where we added to existing holdings like Hartford Financial and AXA Financial. We also increased our stake in AES, a leading worldwide independent power producer that's benefiting from the deregulation of electric power generation. Many of these stocks have appreciated significantly since we purchased them.

Q.  DO YOU EXPECT CONTINUED VOLATILITY AHEAD?

A. It's impossible to forecast the direction of interest rates or the market. We feel we could well be near the end of the Fed's increases -- which would bode well for the market -- or we could continue to see volatility. Under either scenario, we'll maintain our disciplined investment strategy, looking for earnings growth at a reasonable price wherever we can find it. Our approach is to be patient and not panic even when the market seems like a roller coaster.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND, MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES, AND MFS(R) CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND THE CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606.
Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                           SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:               JUNE 13, 1983

CLASS INCEPTION:                     CLASS A  JUNE 13, 1983
                                     CLASS B  SEPTEMBER 7, 1993
                                     CLASS C  APRIL 1, 1996
                                     CLASS I  JANUARY 2, 1997

SIZE:                                $5.2 BILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A

                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +16.79%      +36.99%      +126.99%      +260.03%      +548.37%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +36.99%      + 31.42%      + 29.20%      + 20.55%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +29.11%      + 28.85%      + 27.68%      + 19.84%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +16.36%      +35.94%      +122.01%      +246.28%      +515.03%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +35.94%      + 30.45%      + 28.20%      + 19.92%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +31.94%      + 29.86%      + 28.05%      + 19.92%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +16.33%      +35.96%      +121.79%      +249.08%      +528.65%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +35.96%      + 30.41%      + 28.41%      + 20.18%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +34.96%      + 30.41%      + 28.41%      + 20.18%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +16.93%      +37.32%      +128.57%      +262.81%      +553.38%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +37.32%      + 31.73%      + 29.40%      + 20.65%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                           30.7%
                  UTILITIES & COMMUNICATIONS           27.3%
                  ENERGY                               11.5%
                  FINANCIAL SERVICES                    8.4%
                  LEISURE                               5.6%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.0%                   VODAFONE AIRTOUCH PLC  1.7%
U.S. security systems, packaging, and           British wireless communications services
electronic-equipment conglomerate               provider

CORNING, INC.  2.9%                             SAMSUNG ELECTRONICS  1.7%
U.S. materials and equipment supplier to        South Korean electronics manufacturer
communications industries
                                                GLOBAL CROSSING LTD.  1.6%
BaKER HUGHES, INC.  2.3%                        Telecommunications company in Bermuda
U.S. products and services provider for
global petroleum market                         PHARMACIA CORP.  1.5%
                                                U.S. biotechnology company
AES CORP.  2.1%
U.S. electric power plant operator              TANDY CORP.  1.4%
                                                U.S. retailer
NORTEL NETWORKS CORP.  2.0%
Canadian designer and developer of data and
telephony networks

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Stocks - 96.8%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 79.0%
  Aerospace - 1.2%
    Boeing Co.                                                        520,400       $   20,328,125
    Honeywell International, Inc.                                     560,437           30,648,898
    United Technologies Corp.                                         225,200           13,610,525
                                                                                    --------------
                                                                                    $   64,587,548
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Chase Manhattan Corp.                                             535,800       $   40,017,562
    Providian Financial Corp.                                         184,600           16,417,863
                                                                                    --------------
                                                                                    $   56,435,425
--------------------------------------------------------------------------------------------------
  Biotechnology - 1.5%
    Pharmacia Corp.                                                 1,452,904       $   75,460,201
--------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Hewlett-Packard Co.                                               202,900       $   24,373,363
    Seagate Technology, Inc.*                                         700,100           40,605,800
                                                                                    --------------
                                                                                    $   64,979,163
--------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Adelphia Business Solutions*                                      529,700       $   11,785,825
    Bea Systems, Inc.*                                                214,400            7,745,200
    Computer Sciences Corp.*                                          315,000           30,220,312
    Finisar Corp.*                                                    837,900           18,695,644
                                                                                    --------------
                                                                                    $   68,446,981
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.4%
    Motorola, Inc.                                                    885,927       $   83,055,656
    Sprint Corp. (PCS Group)*                                         705,800           39,171,900
                                                                                    --------------
                                                                                       122,227,556
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                             369,800       $    9,707,250
    Dell Computer Corp.*                                              433,400           18,690,375
                                                                                    --------------
                                                                                    $   28,397,625
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Mercury Interactive Corp.*                                         60,600       $    5,135,850
    Microsoft Corp.*                                                  319,000           19,957,438
                                                                                    --------------
                                                                                    $   25,093,288
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    EMC Corp.*                                                        192,500       $   22,390,156
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.8%
    Aspect Development, Inc.                                          208,600       $   12,203,100
    BMC Software, Inc.*                                               673,700           29,642,800
    Brocade Communications Systems, Inc.*                              50,600            5,967,638
    Commerce One, Inc.*                                                90,100            3,223,891
    Computer Associates International, Inc.                           750,600           38,655,900
    Digex, Inc.*                                                      335,700           14,183,325
    Extreme Networks, Inc.*                                           102,500            5,009,688
    Oracle Corp.*                                                     197,700           14,209,687
    Redback Networks, Inc.*                                            62,200            5,217,025
    Siebel Systems, Inc.*                                             118,100           13,817,700
    Unisys Corp.*                                                   1,029,600           27,927,900
    VERITAS Software Corp.*                                           210,525           24,526,162
                                                                                    --------------
                                                                                    $  194,584,816
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.9%
    Tyco International Ltd.                                         3,179,262       $  149,624,018
--------------------------------------------------------------------------------------------------
  Electronics - 7.7%
    Analog Devices, Inc.*                                             556,320       $   42,836,640
    Applied Materials, Inc.*                                          274,227           22,897,954
    Atmel Corp.*                                                      546,900           20,884,744
    Conexant Systems, Inc.*                                           495,900           18,658,238
    Fairchild Semiconductor International Co.*                      1,026,500           46,192,500
    Flextronics International Ltd.*                                   174,200            9,483,013
    Hadco Corp.*                                                      117,500           10,369,375
    Intel Corp.                                                       283,500           35,348,906
    Lam Research Corp.*                                               359,300           11,542,513
    LSI Logic Corp.*                                                  763,200           40,211,100
    Micron Technology, Inc.*                                          687,200           48,061,050
    Novellus Systems, Inc.*                                           409,400           19,727,962
    Sanmina Corp.*                                                    112,400            7,151,450
    Solectron Corp.*                                                1,150,500           38,038,406
    Teradyne, Inc.*                                                   296,400           25,490,400
                                                                                    --------------
                                                                                    $  396,894,251
--------------------------------------------------------------------------------------------------
  Energy - 1.3%
    Dynegy, Inc.                                                      505,100       $   38,955,838
    NRG Energy, Inc.*                                               1,653,010           27,481,291
                                                                                    --------------
                                                                                    $   66,437,129
--------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Harrah's Entertainment, Inc.*                                     960,885       $   18,977,479
    Hearst-Argyle Television, Inc.*                                   624,900           11,834,044
    Infinity Broadcasting Corp., "A"*                               2,173,025           68,721,915
                                                                                    --------------
                                                                                    $   99,533,438
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Associates First Capital Corp., "A"                             1,513,590       $   41,529,126
    Citigroup, Inc.                                                   438,200           27,250,562
    Federal Home Loan Mortgage Corp.                                1,125,000           50,062,500
    Federal National Mortgage Assn.                                   338,200           20,334,275
    Merrill Lynch & Co., Inc.                                         278,400           27,457,200
                                                                                    --------------
                                                                                    $  166,633,663
--------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    AXA Financial, Inc.                                             1,784,200       $   69,472,287
--------------------------------------------------------------------------------------------------
  Forest and Paper Products
    Weyerhaeuser Co.                                                   20,700       $    1,027,238
--------------------------------------------------------------------------------------------------
  Insurance - 2.5%
    American International Group, Inc.                                211,900       $   23,851,994
    Hartford Financial Services Group, Inc.                         1,040,476           61,518,143
    Lincoln National Corp.                                          1,166,300           45,194,125
                                                                                    --------------
                                                                                    $  130,564,262
--------------------------------------------------------------------------------------------------
  Internet - 0.8%
    VeriSign, Inc.*                                                   273,000       $   36,957,375
    VIA NET.WORKS, Inc.                                               350,070            4,944,739
                                                                                    --------------
                                                                                    $   41,902,114
--------------------------------------------------------------------------------------------------
  Machinery - 1.3%
    Deere & Co., Inc.                                                 671,800       $   27,921,688
    Ingersoll Rand Co.                                                872,500           39,753,281
                                                                                    --------------
                                                                                    $   67,674,969
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.0%
    American Home Products Corp.                                      418,500       $   22,546,688
    Bausch & Lomb, Inc.                                               442,300           30,739,850
    Bristol-Myers Squibb Co.                                        1,030,600           56,747,412
    Warner-Lambert Co.                                                364,600           44,526,775
                                                                                    --------------
                                                                                    $  154,560,725
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Phelps Dodge Corp.                                                471,400       $   21,154,075
--------------------------------------------------------------------------------------------------
  Oil Services - 6.5%
    Baker Hughes, Inc.                                              3,188,200       $  115,572,250
    BJ Services Co.*                                                  286,400           20,513,400
    Burlington Resources, Inc.                                        224,900           10,289,175
    Cooper Cameron Corp.*                                             440,900           30,752,775
    Global Marine, Inc.*                                              486,600           13,776,863
    Halliburton Co.                                                   965,600           49,245,600
    Noble Drilling Corp.*                                             949,500           41,184,562
    Valero Energy Corp.                                               415,100           12,141,675
    Weatherford International, Inc.*                                1,044,100           44,961,556
                                                                                    --------------
                                                                                    $  338,437,856
--------------------------------------------------------------------------------------------------
  Oils - 5.7%
    Coastal Corp.                                                     959,400       $   58,883,175
    Conoco, Inc.                                                    1,934,300           55,127,550
    Conoco, Inc., "A"                                                 965,400           25,824,450
    EOG Resources, Inc.                                             1,248,000           40,560,000
    Grant Pride Co., Inc.*                                          1,004,300           23,349,975
    Transocean Sedco Forex, Inc.                                      813,784           40,028,000
    Ultramar Diamond Shamrock                                         876,400           22,731,625
    Unocal Corp.                                                      793,800           30,511,688
                                                                                    --------------
                                                                                    $  297,016,463
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Tribune Co.                                                       721,900       $   27,793,150
--------------------------------------------------------------------------------------------------
  Retail - 1.9%
    Costco Wholesale Corp.*                                            28,100       $      897,444
    CVS Corp.                                                         665,300           28,940,550
    Tandy Corp.                                                     1,645,000           69,809,687
                                                                                    --------------
                                                                                    $   99,647,681
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                                     2,059,130       $   40,925,209
    Safeway, Inc.*                                                    564,200           26,023,725
                                                                                    --------------
                                                                                    $   66,948,934
--------------------------------------------------------------------------------------------------
  Telecommunications - 17.8%
    ADC Telecommunications, Inc.*                                     796,300       $   53,501,406
    Allegiance Telecom, Inc.*                                         703,950           37,221,356
    Alltel Corp.                                                      495,100           32,398,106
    Amdocs Ltd.*                                                      404,400           25,047,525
    AT&T Corp.                                                      1,279,320           36,540,578
    BroadWing, Inc.*                                                  399,198            9,505,902
    Cabletron Systems, Inc.*                                        1,526,900           35,023,269
    Cablevision Systems Corp. "A"*                                    353,200           22,119,150
    CIENA Corp.*                                                      103,000           12,327,813
    Cisco Systems, Inc.*                                              873,800           49,751,987
    Corning, Inc.                                                     747,800          144,652,563
    Focal Communications Corp.*                                       128,000            3,448,000
    GTE Corp.                                                         350,200           22,150,150
    Intermedia Communications, Inc.*                                  303,700            7,592,500
    Lucent Technologies, Inc.                                         392,800           22,536,900
    Metromedia Fiber Network, Inc., "A"*                            1,044,140           32,303,081
    MGC Communications, Inc.*                                         549,200           22,517,200
    Network Solutions, Inc.*                                          131,300           19,407,781
    Nextlink Communications, Inc., "A"*                               388,600           27,226,288
    NTL, Inc.*                                                      1,080,175           63,797,836
    Pegasus Communications Corp.*                                     118,800            4,870,800
    Qwest Communications International, Inc.*                         685,100           28,988,294
    Sprint Corp.*                                                     423,000           25,591,500
    Time Warner Telecom, Inc.*                                        390,400           21,862,400
    UnitedGlobalCom, Inc.*                                          1,127,500           54,120,000
    Vignette Corp.*                                                    72,300            1,992,769
    Williams Communications Group, Inc.*                            1,418,600           52,044,887
    Winstar Communications, Inc.*                                     835,949           23,720,053
    Tekelec Co.*                                                      888,200           29,310,600
                                                                                    --------------
                                                                                    $  921,570,694
--------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.4%
    Comcast Corp., "A"*                                               569,700       $   21,577,388
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.9%
    AES Corp.*                                                      1,207,500       $  105,354,375
    Calpine Corp.*                                                    165,700           17,553,844
    CMS Energy Corp.                                                1,121,000           25,502,750
                                                                                    --------------
                                                                                    $  148,410,969
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Enron Corp.                                                       382,200       $   27,852,825
    Williams Cos., Inc.                                               966,664           40,176,972
                                                                                    --------------
                                                                                    $   68,029,797
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    U.S. West, Inc.                                                   199,400       $   14,356,800
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $4,091,870,660
--------------------------------------------------------------------------------------------------
Foreign Stocks - 17.8%
  Argentina - 0.1%
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                 370,850       $    4,079,350
--------------------------------------------------------------------------------------------------
  Australia - 0.5%
    Cable & Wireless Optus Ltd. (Telecommunications)                9,928,000       $   27,130,196
--------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                  331,230       $    4,699,325
    Global Crossing Ltd. (Telecommunications)*                      3,188,000           79,899,250
                                                                                    --------------
                                                                                    $   84,598,575
--------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Telecomunicacoes de Sao Paulo S.A.
      (Telecommunications)*                                           331,700       $    8,416,887
--------------------------------------------------------------------------------------------------
  Canada - 3.2%
    AT&T Canada, Inc. (Telecommunications)*                           862,400       $   33,633,600
    Nortel Networks Corp. (Telecommunications)                      1,861,260          101,089,684
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                         1,584,600           32,682,375
                                                                                    --------------
                                                                                    $  167,405,659
--------------------------------------------------------------------------------------------------
  Finland - 1.3%
    Nokia Corp., ADR (Telecommunications)                             912,400       $   47,444,800
    Sonera Oyj (Telecommunications)                                   433,700           21,965,003
                                                                                    --------------
                                                                                    $   69,409,803
--------------------------------------------------------------------------------------------------
  France - 1.1%
    Integra S.A. (Computer Software - Services)*                      692,439       $   10,527,158
    Vivendi S.A. (Business Services)                                  434,000           46,551,062
                                                                                    --------------
                                                                                    $   57,078,220
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)                         2,322,000       $   17,358,158
--------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                  2,777,950       $   19,792,894
--------------------------------------------------------------------------------------------------
  Japan - 0.6%
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                              1,100       $   28,398,960
--------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Grupo Iusacell S. A. de C. V., ADR
      (Telecommunications)*                                           570,250       $    7,555,812
--------------------------------------------------------------------------------------------------
  Netherlands - 2.7%
    Completel Europe N.V. (Telecommunications)*                     1,283,754       $   14,966,968
    KPN N.V. (Telecommunications)*                                    432,086           39,011,044
    Libertel N.V. (Cellular Telecommunications)*                    1,451,582           22,474,585
    United Pan-Europe Communications N.V.
      (Telecommunications and Cable)*                               1,671,500           43,293,658
    Versatel Telecommunications N.V.
      (Telecommunications)*                                           605,424           21,853,078
                                                                                    --------------
                                                                                    $  141,599,333
--------------------------------------------------------------------------------------------------
  South Korea - 1.6%
    Samsung Electronics (Electronics)                                 307,020       $   83,757,449
--------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Tele1 Europe Holdings AB (Telecommunications)*                  1,574,930       $   19,031,062
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                77,800              894,700
    Telefonaktiebolaget LM Ericsson AB
      (Telecommunications)                                          1,896,000           38,536,585
                                                                                    --------------
                                                                                    $   58,462,347
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                         1,592,316       $   26,567,549
    Energis PLC (Telecommunications)*                                 834,930           31,734,464
    NDS Group PLC, ADR (Internet)*                                    111,000            7,381,500
    Vodafone AirTouch PLC (Telecommunications)*                    18,408,694           84,017,574
                                                                                    --------------
                                                                                    $  149,701,087
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  924,744,730
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,467,790,236)                                      $5,016,615,390
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.4%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
    General Motors Acceptance Corp., due 6/01/00               $       67,992       $   67,992,000
    Morgan Stanley Dean Witter, due 6/01/00                           100,000          100,000,000
    Pitney Bowes, Inc., due 6/01/00                                     9,025            9,025,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  177,017,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,644,807,236)                                 $5,193,632,390
Other Assets, Less Liabilities - (0.2)%                                                (12,495,801)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $5,181,136,589
--------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,644,807,236) $5,193,632,390 Investments of cash collateral for securities loaned,
    at value (identified cost, $86,598,211)                    86,598,211
  Cash                                                            390,712
  Receivable for investments sold                              72,586,496
  Receivable for Fund shares sold                              27,430,512
  Dividends receivable                                          2,629,524
  Other assets                                                     16,664
                                                           --------------
    Total assets                                           $5,383,284,509
                                                           --------------
Liabilities:
  Payable for foreign currency, at value (identified
    cost, $22,753)                                              $  23,126
  Payable for investments purchased                           103,854,887
  Payable for Fund shares reacquired                           11,123,317
  Collateral for securities loaned, at value                   86,598,211
  Payable to affiliates -
    Management fee                                                 93,212
    Shareholder servicing agent fee                                13,936
    Distribution and service fee                                   83,069
    Administrative fee                                              2,056
  Accrued expenses and other liabilities                          356,106
                                                           --------------
      Total liabilities                                    $  202,147,920
                                                           --------------
Net assets                                                 $5,181,136,589
                                                           ==============

Net assets consist of:
  Paid-in capital                                          $4,124,982,729
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies           548,737,521
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions             524,614,809
  Accumulated net investment loss                             (17,198,470)
                                                           --------------
      Total                                                $5,181,136,589
                                                           ==============
Shares of beneficial interest outstanding                    244,789,577
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $2,654,312,730 / 122,458,216 shares of
    beneficial interest outstanding)                          $21.68
                                                              ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                          $23.00
                                                              ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,854,362,554 / 89,904,869 shares of
    beneficial interest outstanding)                          $20.63
                                                              ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $560,426,914 / 27,268,152 shares of
    beneficial interest outstanding)                          $20.55
                                                              ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of
    $112,034,391 / 5,158,340 shares of
    beneficial interest outstanding)                          $21.72
                                                              ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                  $ 12,568,745
    Interest                                                      3,666,404
    Foreign taxes withheld                                         (428,697)
                                                               ------------
      Total investment income                                  $ 15,806,452
                                                               ------------
  Expenses -
    Management fee                                             $ 15,130,596
    Trustees' compensation                                           32,403
    Shareholder servicing agent fee                               2,241,874
    Distribution and service fee (Class A)                        2,922,362
    Distribution and service fee (Class B)                        8,063,928
    Distribution and service fee (Class C)                        2,173,884
    Administrative fee                                              217,452
    Custodian fee                                                   752,182
    Printing                                                         55,748
    Postage                                                         190,260
    Auditing fees                                                    16,417
    Miscellaneous                                                 1,515,517
                                                               ------------
      Total expenses                                           $ 33,312,623
    Fees paid indirectly                                           (391,994)
                                                               ------------
      Net expenses                                             $ 32,920,629
                                                               ------------
        Net investment loss                                    $(17,114,177)
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $531,079,992
    Foreign currency transactions                                (1,275,075)
                                                               ------------
      Net realized gain on investments and foreign
           currency transactions                               $529,804,917
                                                               ------------
  Change in unrealized depreciation -
    Investments                                                $   (328,837)
    Translation of assets and liabilities in foreign
           currencies                                              (134,025)
                                                               ------------
      Net unrealized loss on investments and foreign
           currency translation                                $   (462,862)
                                                               ------------
        Net realized and unrealized gain on investments
           and foreign currency                                $529,342,055
                                                               ------------
          Increase in net assets from operations               $512,227,878
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                               MAY 31, 2000             NOVEMBER 30, 1999
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $  (17,114,177)               $  (16,000,929)
  Net realized gain on investments and foreign currency
    transactions                                                529,804,917                   569,207,170
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (462,862)                  238,188,145
                                                             --------------                --------------
    Increase in net assets from operations                   $  512,227,878                $  791,394,386
                                                             --------------                --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $ (273,762,708)               $  (50,282,930)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (188,068,527)                  (33,399,800)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (43,095,712)                   (6,206,083)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (11,161,698)                   (1,717,938)
                                                             --------------                --------------
    Total distributions declared to shareholders             $ (516,088,645)               $  (91,606,751)
                                                             --------------                --------------
Net increase in net assets from Fund share transactions      $1,866,776,291                $  885,928,107
                                                             --------------                --------------
      Total increase in net assets                           $1,862,915,524                $1,585,715,742
Net assets:
  At beginning of period                                      3,318,221,065                 1,732,505,323
                                                             --------------                --------------
At end of period (including accumulated net investment
  loss of $17,198,470 and $84,293, respectively)             $5,181,136,589                $3,318,221,065
                                                             ==============                ==============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED NOVEMBER 30,
                                              SIX MONTHS ENDED       ----------------------------------------------------------
                                                  MAY 31, 2000             1999         1998         1997       1996       1995
                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $    21.77       $    16.60     $  15.23     $  13.34   $  12.39   $   9.44
                                                    ----------       ----------     --------     --------   --------   --------
Income from investment operations# -
  Net investment income (loss)                      $    (0.05)      $    (0.06)    $  (0.01)    $   0.07   $   0.05   $   0.01
  Net realized and unrealized gain on
    investments and foreign currency                      3.28             6.13         3.02         2.97       2.04       3.64
                                                    ----------       ----------     --------     --------   --------   --------
      Total from investment
        operations                                  $     3.23       $     6.07     $   3.01     $   3.04   $   2.09   $   3.65
                                                    ----------       ----------     --------     --------   --------   --------
Less distributions declared to shareholders -
  From net investment income                        $     --         $   --         $  (0.03)    $  (0.03)  $   --     $   --
  From net realized gain on investments and
    foreign currency transactions                        (3.32)           (0.90)       (1.61)       (1.12)     (1.14)     (0.70)
  In excess of net investment income                      --               --           -- +++       --         --         --
                                                    ----------       ----------     --------     --------   --------   --------
      Total distributions declared to
        shareholders                                $    (3.32)      $    (0.90)    $  (1.64)    $  (1.15)  $  (1.14)  $  (0.70)
                                                    ----------       ----------     --------     --------   --------   --------
Net asset value - end of period                     $    21.68       $    21.77     $  16.60     $  15.23   $  13.34   $  12.39
                                                    ==========       ==========     ========     ========   ========   ========
Total return(+)                                          16.79%++         38.59%       22.21%       24.96%     18.50%     41.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.15%+           1.18%        1.23%        1.29%      1.32%      1.35%
  Net investment income (loss)                           (0.43)%+         (0.33)%      (0.06)%       0.49%      0.43%      0.06%
Portfolio turnover                                          71%             155%         123%         144%       112%       109%
Net assets at end of period (000 Omitted)           $2,654,313       $1,769,925     $923,779     $609,189   $427,478   $227,555

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                                  SIX MONTHS ENDED       -------------------------------------------------------------------
                                      MAY 31, 2000             1999            1998          1997          1996         1995
                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $    20.83       $    15.94        $  14.77      $  13.01      $  12.15      $  9.34
                                        ----------       ----------        --------      --------      --------      -------

Income from investment operations# -
  Net investment loss                   $    (0.12)      $    (0.19)       $  (0.12)     $  (0.04)     $  (0.04)     $ (0.08)
  Net realized and unrealized gain on
    investments and foreign currency          3.13             5.88            2.90          2.89          2.00         3.59
                                        ----------       ----------        --------      --------      --------      -------
      Total from investment
        operations                      $     3.01       $     5.69        $   2.78      $   2.85      $   1.96      $  3.51
                                        ----------       ----------        --------      --------      --------      -------

Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                 $    (3.21)      $    (0.80)       $  (1.61)     $  (1.09)     $  (1.10)     $ (0.70)
                                        ----------       ----------        --------      --------      --------      -------
Net asset value - end of period         $    20.63       $    20.83        $  15.94      $  14.77      $  13.01      $ 12.15
                                        ==========       ==========        ========      ========      ========      =======
Total return                                 16.36%++         37.57%          21.32%        24.03%        17.50%       40.53%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.90%+           1.93%           1.98%         2.04%         2.16%        2.17%
  Net investment loss                        (1.17)%+         (1.08)%         (0.81)%       (0.28)%       (0.33)%      (0.77)%
Portfolio turnover                              71%             155%            123%          144%          112%         109%
Net assets at end of period
  (000 Omitted)                         $1,854,363       $1,204,159        $658,056      $411,640      $244,247      $46,068

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,                    PERIOD ENDED
                                    SIX MONTHS ENDED        --------------------------------------------         NOVEMBER 30,
                                        MAY 31, 2000               1999             1998            1997                1996*
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $20.78             $15.91           $14.74          $13.03               $12.00
                                              ------             ------           ------          ------               ------
Income from investment operations# -
  Net investment loss                         $(0.12)            $(0.19)          $(0.12)         $(0.04)              $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency            3.11               5.87             2.90            2.88                 1.04
                                              ------             ------           ------          ------               ------
      Total from investment operations        $ 2.99             $ 5.68           $ 2.78          $ 2.84               $ 1.03
                                              ------             ------           ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                  $ --               $ --             $ --            $(0.01)              $ --
  From net realized gain on investments
    and foreign currency transactions          (3.22)             (0.81)           (1.61)          (1.12)                --
                                              ------             ------           ------          ------               ------
      Total distributions declared to
        shareholders                          $(3.22)            $(0.81)          $(1.61)         $(1.13)              $ --
                                              ------             ------           ------          ------               ------
Net asset value - end of period               $20.55             $20.78           $15.91          $14.74               $13.03
                                              ======             ======           ======          ======               ======
Total return                                   16.33%++           37.59%           21.28%          24.02%                7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.90%+             1.93%            1.98%           2.04%                2.11%+
  Net investment loss                          (1.16)%+           (1.08)%          (0.82)%         (0.28)%              (0.17)%+
Portfolio turnover                                71%               155%             123%            144%                 112%
Net assets at end of period (000
 Omitted)                                   $560,427           $273,038         $119,966         $66,148              $31,919

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED             YEAR ENDED NOVEMBER 30,             PERIOD ENDED
                                                   MAY 31, 2000          ------------------------------         NOVEMBER 30,
                                                                               1999                1998                1997*
                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $21.82              $16.63              $15.26               $12.22
                                                         ------              ------              ------               ------
Income from investment operations# -
  Net investment income (loss)                           $(0.02)             $(0.02)             $ 0.03               $ 0.08
  Net realized and unrealized gain on investments
    and foreign currency                                   3.28                6.14                3.01                 2.96
                                                         ------              ------              ------               ------
      Total from investment operations                   $ 3.26              $ 6.12              $ 3.04               $ 3.04
                                                         ------              ------              ------               ------
Less distributions declared to shareholders -
  From net investment income                             $ --                $ --                $(0.05)              $ --
  From net realized gain on investments and
    foreign currency transactions                         (3.36)              (0.93)              (1.61)                --
  In excess of net investment income                       --                  --                 (0.01)                --
                                                         ------              ------              ------               ------
      Total distributions declared to
        shareholders                                     $(3.36)             $(0.93)             $(1.67)              $ --
                                                         ------              ------              ------               ------
Net asset value - end of period                          $21.72              $21.82              $16.63               $15.26
                                                         ======              ======              ======               ======
Total return                                              16.93%++            38.93%              22.54%               24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.90%+              0.92%               0.98%                1.01%+
  Net investment income (loss)                            (0.18)%+            (0.09)%              0.20%                0.65%+
Portfolio turnover                                           71%                155%                123%                 144%
Net assets at end of period (000 Omitted)              $112,034             $71,099             $30,705              $30,517

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $222,751,191. These loans were collateralized by U.S. Treasury securities of $148,900,423 and cash of $86,598,211 which was invested in the following short-term obligations:

                                                     PRINCIPAL  AMORTIZED COST
                                                        AMOUNT       AND VALUE
------------------------------------------------------------------------------
Bayerische und Vereinsbank, 6.26%, due 7/20/00     $ 4,000,000     $ 3,997,848
Deutsche Bank AG, 6.48%, due 1/12/01                 1,000,000         999,707
Old Line Funding Corp., 6.59%, due 6/1/00            5,000,000       5,000,000
Salomon Smith Barney, Inc., 6.55%, due 6/1/00       26,600,656      26,600,656
Salomon Smith Barney, Inc., 6.57%, due 6/1/00       50,000,000      50,000,000
                                                                   -----------
Total investment of cash collateral for
  securities loaned                                                $86,598,211
                                                                   ===========

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $91,872 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $300,122 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and only those distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.5 billion of average net assets            0.75%
          Next $1.5 billion of average net assets             0.65%
          Next $2 billion of average net assets               0.625%
          Average net assets in excess of $5 billion          0.60%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,874 for the six months ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,148,345 for the six months ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $125,346 for the six months ended May 31, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,508 and $6,205 for Class B and Class C shares, respectively, for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2000, were $12,572, $754,582, and $46,003 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                      $   56,583,649  $   --
                                                --------------  --------------
Investments (non-U.S. government securities)    $4,371,373,189  $3,143,557,888
                                                --------------  --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $4,644,807,236
                                                                --------------
Gross unrealized appreciation                                   $  948,048,907
Gross unrealized depreciation                                     (399,223,753)
                                                                --------------
    Net unrealized appreciation                                 $  548,825,154
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             48,569,528    $ 1,080,163,278         60,655,990    $ 1,113,353,629
Shares issued to shareholders in
  reinvestment of distributions         12,099,178        232,304,750          2,817,699         44,520,095
Shares reacquired                      (19,515,827)      (434,554,684)       (37,819,174)      (694,985,504)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        41,152,879    $   877,913,344         25,654,515    $   462,888,220
                                   ===============    ===============    ===============    ===============

Class B Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             29,279,922    $   620,119,070         23,417,148    $   422,494,400
Shares issued to shareholders in
  reinvestment of distributions          8,932,875        163,740,875          1,867,778         28,447,087
Shares reacquired                       (6,119,077)      (128,938,738)        (8,750,628)      (155,932,476)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        32,093,720    $   654,921,207         16,534,298    $   295,009,011
                                   ===============    ===============    ===============    ===============

Class C Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             14,185,944    $   299,243,989          8,800,009    $   158,634,114
Shares issued to shareholders in
  reinvestment of distributions          1,717,952         31,386,982            265,801          4,037,596
Shares reacquired                       (1,774,822)       (37,112,603)        (3,464,888)       (62,068,646)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        14,129,074    $   293,518,368          5,600,922    $   100,603,064
                                   ===============    ===============    ===============    ===============

Class I Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              2,946,553    $    66,689,734          1,730,802    $    33,350,277
Shares issued to shareholders in
  reinvestment of distributions            420,586          8,083,670             67,587          1,068,553
Shares reacquired                       (1,466,935)       (34,350,032)          (386,105)        (6,991,018)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         1,900,204    $    40,423,372          1,412,284    $    27,427,812
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 2000, was $17,759. The Fund had no significant borrowings during the period.

MFS(R) CAPITAL OPPORTUNITIES FUND

TRUSTEES                                          SECRETARY
J. Atwood Ives + - Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                    ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                              CUSTODIAN
                                                  State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of             INVESTOR INFORMATION
Business Administration                           For information on MFS mutual funds, call
                                                  your investment professional or, for an
Charles W. Schmidt + - Private Investor           information kit, call toll free: 1-800-637-2929
                                                  any business day from 9 a.m. to 5 p.m.
Arnold D. Scott* - Senior Executive               Eastern time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                         INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief           P.O. Box 2281
Executive Officer, MFS Investment                 Boston, MA 02107-9906
Management
                                                  For general information, call toll free:
Elaine R. Smith + - Independent Consultant        1-800-225-2606 any business day from
                                                  8 a.m. to 8 p.m. Eastern time.
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)             For service to speech- or hearing-impaired,
                                                  call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company          this service, your phone must be equipped with
500 Boylston Street                               a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                  For share prices, account balances, exchanges,
DISTRIBUTOR                                       or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                       1-800-MFS-TALK (1-800-637-8255) anytime
500 Boylston Street                               from a touch-tone telephone.
Boston, MA 02116-3741
                                                  WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                            www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) CAPITAL                                                -------------
OPPORTUNITIES FUND                                              BULK RATE
                                                               U.S. POSTAGE
[logo] M F S(R)                                                   PAID
INVESTMENT MANAGEMENT                                             MFS
We invented the mutual fund(R)                                -------------

500 Boylston Street
Boston, MA 02116- 3741

(R)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.         MCO-3 7/00 297.1M 23/223/323/823